UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2026

Blue Chip Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-273760	84-3870355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 East 59th Street, 23rd Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 324-3748

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company: ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 5, 2026, the Board of Directors of Blue Chip Capital Group, Inc. (the “Company”) approved the appointment of Mr. John E. Driscoll as the Company’s Co-Chief Operating Officer. Prior to Mr. Driscoll’s appointment as an executive officer, he served as a consultant to the Company since December 2024 providing services related to strategic planning, financial structuring, corporate finance, audit and reporting, among other services.

John Driscoll, Age 60, Co-Chief Operating Officer. Mr. Driscoll, a Certified Fraud Examiner (CFE) and Certified Internal Auditor (CIA), has over 30 years of experience in corporate finance, accounting and forensic accounting, M&A, regulatory compliance and risk management, among other areas.

From 2024 to the present, Mr. Driscoll has been owner of Coastal CFO Consultants, providing fractional CFO, financial strategy, capital-raising, SEC reporting, audit and risk management services to private and public companies.

From January 2023 to July 2024, Mr. Driscoll served as Chief Financial Officer of Gipefi Cosmetics/Ustawi,. From June 2022 to July 2023, Mr. Driscoll served as Chief Financial Officer and Board Member of Grellner Media. From January 2021 to June 2022, Mr. Driscoll served as Executive Vice President and Chief Financial Officer of New You, Inc./ST Brands.

Prior to his public-company and CFO roles, Mr. Driscoll served as: Senior Vice President and Chief Audit Executive of Finastra Corporation, a global financial technology company, from 2014 to 2020; as Vice President/Director at CIT Group, Inc., a major American financial services company from 2010 to 2014; and Director-Internal Audit Group of American International Group, Inc. from 1997 to 2010

From 1990 to 1997, Mr. Driscoll served as a forensic accountant with the New York County District Attorney’s Office, where he gained substantial experience in forensic accounting, financial investigations, fraud analysis, and the review of complex financial records in connection with criminal investigative matters.

Mr. Driscoll has an M.S. in Economics from Syracuse University and a B.S. in Finance and Accounting from St. John’s University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 7, 2026

Blue Chip Capital Group, Inc.

/s/: James C. DiPrima
Name:	James C. DiPrima
Title:	Chief Executive Officer